UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Smurfit Westrock plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-42161 (Commission File Number)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh

Dublin 4, D04 N2R2

Ireland

(Address of principal executive offices, including Zip Code)

+353 1 202 7000

(Registrant’s telephone phone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	SW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 5, 2024, Smurfit Kappa Group plc (“Smurfit Kappa”), Smurfit Westrock plc, an Irish public limited company formerly known as Smurfit WestRock Limited (“Smurfit Westrock”), WestRock Company (“WestRock”) and Sun Merger Sub, LLC (“Merger Sub”) completed a combination pursuant to a transaction agreement entered into between the parties on September 12, 2023 (the “Transaction Agreement”). Pursuant to the Transaction Agreement and subject to the terms and conditions therein: (a) Smurfit Westrock acquired Smurfit Kappa by means of a scheme of arrangement under the Companies Act 2014 of Ireland (as amended) (the “Scheme”) and (b) Merger Sub merged with and into WestRock (the “Merger,” and together with the Scheme, the “Combination”). Upon completion of the Combination, Smurfit Kappa and WestRock each became wholly owned subsidiaries of Smurfit Westrock.

As previously communicated in the Registration Statement on Form S-4 (as amended by the prospectus) filed in connection with the Combination on April 25, 2024, Smurfit Westrock will manage and report its business in the following three operating segments: Smurfit Westrock Europe, MEA and APAC, Smurfit Westrock North America and Smurfit Westrock Latin America. These segments reflect the legacy Smurfit Kappa segments of Smurfit Kappa Europe and Smurfit Kappa The Americas, with The Americas segment being split into a North American segment composed of the United States, Mexico and Canada, and a Latin American segment being all other countries in the Americas excluding those three countries, combined with legacy WestRock’s business, recast on a corresponding geographic basis. Smurfit Westrock will begin reporting under this segment structure beginning with the third quarter of fiscal 2024.

Smurfit Westrock is furnishing supplemental unaudited historical segment financial information, which conforms to the segment structure described above and represents the total of the individual, unaudited amounts for each of Smurfit Kappa and WestRock for the periods referenced, in the exhibit included as Exhibit 99.1.

The information furnished in this Item 7.01, including the exhibit described above, is being furnished and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Supplemental Unaudited Historical Financial Information
104	Cover page interactive data file (formatted as inline xbrl).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smurfit Westrock plc

/s/ Ken Bowles
Name:	Ken Bowles
Title:	Executive Vice President and Chief Financial Officer

Date: September 24, 2024